UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 27, 2016
PERFORMANCE SPORTS GROUP LTD.
(Exact Name of Registrant as Specified in Charter)
British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-36506 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

100 Domain Drive Exeter, NH (Address of Principal Executive Offices)		03833-4801 (Zip Code)

Registrant’s telephone number, including area code:  (603) 610-5802
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                          Results of Operations and Financial Condition.
On January 27, 2016, Performance Sports Group Ltd. issued a press release providing guidance on its debt and leverage ratios over the balance of fiscal 2016 and for fiscal 2017.
A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 7.01                          Regulation FD Disclosure.
The information set forth under Item 2.02 of this report is incorporated herein by reference.
Item 9.01                          Financial Statements and Exhibits.
(d)            Exhibits
Exhibit No.	Description
99.1	Press Release dated January 27, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:  January 27, 2016
PERFORMANCE SPORTS GROUP LTD.

By:	/s/ Mark Vendetti
	Name:	Mark Vendetti
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release dated January 27, 2016